EXHIBIT 99.3
                                 ------------

                Computational Materials and/or ABS Term Sheet.

Bear                               FASTrader                   09/29/2005 13:50
Stearns                         CWHL-0526 A3 (1-A-3)                    nesmith
                                                                    Page 1 of 2

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                       CWHL-0526 A3( 1-A-3)
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Dated Date:      9/1/05                     Pricing
Trade Date:      9/15/05                WAC:      .00
Settle Date:     9/30/05                WAM:      360.00
Date of 1st CF:  10/25/05               Type:
Pmts Per Year:                             Collateral
Manager:         BEAR             Group:      G:G01
Face:            500,007,523.48   CNWAC:      5.74
Speed Assumpt.:                   CGWAC:      5.94
          Monthly Payment         Range:      .00 - .00
   Date         PSA        CPR    CWAM:       9/1/35
   Sep-2005     .00               Range:      1/1/01 - 1/1/01
                                  Av. Age:    .00
                                    Cumulative Prepayment
                                    Date      PSA    CPR
                                     1 Mo     .00
                                     3 Mo     .00
                                     6 Mo     .00
                                    12 Mo     .00

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                        Deal Comments
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                       Tranche Details
Des:            A3              P-Des:          A3
Cusip:          126694MM7       Description:    SENIOR COMPANION
Orig. Bal.:     2,504,000.00    Current Bal.:   2,504.000.00
Factor:         1.00            As of:          1/1/01
Coupon:         5.50            Cpn Mult.:
Cap:                            Floor.:
Last Reset:     1/1/01          Next Reset:     1/1/01
Delay Days:     24              Stated Mat:
Current Pac:                    Original Pac:
S&P:                            Fitch:
Moody:                          Duff:


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                        Coupon Formulas
                           Formula
-----------------------------------------------------------------
USD Swap     1mo   3mo  6mo  1yr   2yr  3yr  4yr  5yr  6yr  7yr
             3.86  4.05 4.22 4.41  4.51 4.55 4.57 4.60 4.63 4.66
USD Swap     8yr   9yr  10yr 11yr  12yr 13yr 14yr 15yr 20yr 30yr
             4.69  4.71 4.75 4.78  4.81 4.83 4.85 4.88 4.95 4.99
-----------------------------------------------------------------


Settlement Date:  9/30/2005   Valuation Date:  9/29/2005  Yield Curve: USD Swap

--------------------------------------------------------------------------------
                                   Results
--------------------------------------------------------------------------------

     Prepay             0%PSA       100%PSA     300%PSA     400% PSA   500% PSA
--------------------------------------------------------------------------------
Price 97: 7+ Yield       5.74          5.75        6.00         6.30       6.48
Price 97:11+ Yield       5.73          5.74        5.98         6.26       6.43
Price 97:15+ Yield       5.72          5.73        5.95         6.22       6.38
Price 97:19+ Yield       5.71          5.72        5.93         6.19       6.34
Price 97:23+ Yield       5.70          5.71        5.91         6.15       6.29
Price 97:27+ Yield       5.69          5.70        5.89         6.11       6.24
Price 97:31+ Yield       5.68          5.69        5.86         6.07       6.19
--------------------------------------------------------------------------------

-----------------------------------------------------
Security              % of Orig. Bal.    Face Value
CWHL-0526 A3 (1-A-3)  100.00             2,504,000.00
-----------------------------------------------------

F.A.S.I.T.   This information should be considered only after reading Bear
Financial    Stearns' Statement Regarding Methodology, Criteria, Assumptions,
Analytics &  and Limitations of BondStudio(R) ("the Statement"), which
Structured   should be attached. Do not use or rely on this information if
Transactions you have not received and reviewed the Statement. You may obtain a copy of the Statement from your sales representative.

Bear                               FASTrader                   09/29/2005 13:50
Stearns                         CWHL-0526 A3 (1-A-3)                    nesmith
                                                                    Page 2 of 2

Global Assumptions
Settlement Date:  30-Sep-2005
Pricing Date:  29-Sep-2005
Use Hist. Coupon
Use Actual Factor
Ending Factor Date:  09/09/9999
Multiple

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USD Swap       1mo   3mo   6mo   1yr    2yr   3yr   4yr   5yr   6yr    7yr
             3.860 4.054 4.216 4.407  4.510 4.545 4.569 4.598 4.631  4.659
USD Swap     8yr   9yr   10yr  11yr   12yr  13yr  14yr  15yr  20yr   30yr
             4.687 4.715 4.745 4.775  4.805 4.830 4.855 4.880 4.949  4.993
--------------------------------------------------------------------------

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Specific Parameters
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                          ------------------------------
                           Scenario           Prepay
                          ------------------------------
                             1            0.000000 PSA
                             2          100.000000 PSA
                             3          300.000000 PSA
                             4          400.000000 PSA
                             5          500.000000 PSA
                          ------------------------------









F.A.S.I.T.   This information should be considered only after reading Bear
Financial    Stearns' Statement Regarding Methodology, Criteria, Assumptions,
Analytics &  and Limitations of BondStudio(R) ("the Statement"), which
Structured   should be attached. Do not use or rely on this information if
Transactions you have not received and reviewed the Statement. You may obtain a copy of the Statement from your sales representative.